AMENDMENT


           AMENDMENT, dated as of January 5, 1999 (this "Amendment"), to REGISTRATION RIGHTS AGREEMENT, dated as of September 21, 1998 (the "Registration Rights Agreement"), among (i) Central Parking Corporation, a Tennessee corporation (the "Company"), (ii) Apollo Real Estate Investment Fund II, L.P., a Delaware limited partnership (together with its Affiliates, "Apollo"), (iii) AEW Partners, L.P., a Delaware limited partnership (together with its Affiliates, "AEW"), and (iv) Monroe J. Carell, Jr., The Monroe Carell, Jr. Foundation, Monroe Carell, Jr. 1995 Grantor Retained Annuity Trust, Monroe Carell, Jr. 1994 Grantor Retained Annuity Trust, The Carell Children's Trust, The 1996 Carell Grandchildren's Trust, The Carell Family Grandchildren 1990 Trust, The Kathryn Carell Brown Foundation, The Edith Carell Johnson Foundation, The Julia Carell Stadler Foundation, 1997 Carell Elizabeth Brown Trust, 1997 Ann Scott Johnson Trust, 1997 Julia Claire Stadler Trust, 1997 William Carell Johnson Trust, 1997 David Nicholas Brown Trust and 1997 George Monroe Stadler Trust (together with their respective Affiliates other than the Company, the "Carell Holders"). Capitalized terms used herein without definition have the terms ascribed to them in the Registration Rights Agreement.

                            W I T N E S S E T H

           WHEREAS, the parties to the Merger Agreement have determined to amend it in certain respects and the parties to the Registration Rights Agreement have determined to amend it in certain respects, all such parties representing that they have obtained all necessary approvals to do so;

           NOW, THEREFORE, in consideration of the covenants and agreements of the Company, Central Sub and Holdings contained in the Merger Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. The Registration Rights Agreement is amended in the following respects:

           (a) The definition of "Shelf Registration Date" is modified by changing the word "nine" in clause (ii) thereof to "fifteen".

           (b) Section 3(a)(i) is modified by restating the first sentence thereof as follows: "At any time after the Publication Date and before the date fifteen months following the Publication Date (the "Initial Underwriting Notice Period"), the Carell Holders, or Allright Holders owning at least 80% of the Registrable Securities then owned by all the Allright Holders, shall have the right to demand, by written notice (the "Initial Underwriting Notice"), the Company to use its reasonable best efforts to register under the Securities Act up to the Initial Underwriting Amount for such Holder or Holders of Registrable Securities for resale by such Holder or Holders in an Underwritten Offering (the "Initial Underwriting"); provided, that the Initial Underwriting Notice may only be given during the first nine months following the Publication Date if either
 (x) it is joined in by Allright Holders owning at least 80% of the Registrable Securities then owned by all the Allright Holders or (y) the average sale price of the Common Stock for all trades on the New York Stock Exchange during the thirty trading day period ending on the trading day prior to the giving of the Initial Underwriting Notice shall be not less than $35.00 (as equitably adjusted for any stock splits, stock dividends, stock combinations or similar transactions)."

           (c) Section 3(c)(i) is modified by restating the final sentence thereof as follows: "All Demand Rights under this Section 3(c)(i) shall expire immediately after an Extra Underwriting Notice is properly delivered to the Company, but shall be subject to the reinstatement provisions contained in Section 3(g).

           (d)  Section 3(c) is modified by adding the following clause
 (ii), by renumbering the existing clause (ii) as clause (iii) and by making conforming changes to existing references to clause (ii):

           "(ii) In the event that, as of the date of the giving of the Second Extra Underwriting Notice referred to below, either Apollo or AEW shall have failed to receive gross proceeds of at least its Initial Underwriting Amount from selling Registrable Securities or the Carell Holders shall have failed to receive gross proceeds of at least $100 million from selling Registrable Securities, each of (A) AEW and/or Apollo, if AEW and/or Apollo shall have failed to receive such gross proceeds, together with all other Allright Holders who have failed to sell that amount of Registrable Securities equal to at least their respective Initial Underwriting Amounts, by agreement of Allright Holders owning at least 60% of the Registrable Securities then owned by all the Allright Holders, and
 (B) the Carell Holders, if they have failed to receive gross proceeds of at least their Initial Underwriting Amount, shall have a Demand Right, at any time commencing on the Extra Underwriting End Date, by written notice (a "Second Extra Underwriting Notice"), the Company to use its reasonable best efforts to register under the Securities Act up to the Initial Underwriting Amount of such Holder or Holders, less the amount of gross proceeds received by, or the amount of Registrable Securities sold by, such Holder in the Initial Underwriting and the Extra Underwriting, if any, and in any other sales of Registrable Securities after the Shelf Registration Date, for resale by such Holder or Holders in an Underwritten Offering (the
 "Second Extra Underwriting").   In the event that one or more of such
 Holders deliver the Second Extra Underwriting Notice, the Company shall then promptly mail a Company Notice to all other Holders who shall have failed to receive gross proceeds of at least their respective Initial Underwriting Amounts, or to sell that amount of Registrable Securities equal to at least their respective Initial Underwriting Amounts, and then each such other Holder may then elect to participate in the Second Extra Underwriting by delivering to the Company, within fifteen days after such Company Notice is given, a written notice specifying the number of Registrable Securities such Holders wish to have registered for resale in the Second Extra Underwriting up to but not exceeding such Holder's Initial Underwriting Amount, less the amount of gross proceeds received by such Holder, or that amount of Registrable Securities sold by such Holder, in the Initial Underwriting and the Extra Underwriting, if any, and in any other sales of Registrable Securities after the date hereof. The Company shall use its reasonable best efforts to promptly (but in no event later than fifteen Business Days after receipt of the Second Extra Underwriting Notice) supplement or amend the Shelf, including the Method of Distribution or similar section therein, or, in the event that the Shelf shall not have been filed, to promptly process, file and cause to become effective a Registration Statement on Form S-3, in order to cover registration of the resale of all of the Registrable Securities properly requested to be registered pursuant to this Section 3(c)(ii) by the Holders. All Demand Rights under this Section 3(c)(ii) shall expire immediately after an Second Extra Underwriting Notice is properly delivered to the Company, but shall be subject to the reinstatement provisions contained in Section 3(g); provided, however, that (x) if Carell Holders give the Second Extra Underwriting Notice and none of the Allright Holders elect to participate in the Second Extra Underwriting, the Allright Holders shall retain their Demand Right under this Section 3(c)(ii) and (y) if Allright Holders give the Second Extra Underwriting Notice and none of the Carell Holders elect to participate in the Second Extra Underwriting, the Carell Holders shall retain their Demand Right under this Section 3(c)(ii) ."

           (e) Section 3(e)(ii) is modified by the addition of the following sentence at the end thereof: "The foregoing provisions of this
 Section 3(e)(ii) shall also apply for the benefit of the Holders to the Second Extra Underwriting."

           (f) Section 4 is modified by changing the reference to "180" in the proviso thereof to "90".

           (g) Section 6(a) is modified by changing the reference to "180" in the proviso thereof to "90".

           (h) Section 7 is modified by changing the reference to "180" in the last sentence of the last paragraph thereof to "90".

           (i) Section 8 is modified by deleting the word "and" and substituting "," in the first sentence thereof and by adding the phrase "and the Second Extra Underwriting" after the phrase "Extra Underwriting" in the first sentence thereof.

      2. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      3. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed wholly within that State.

      4. Except to the extent specifically modified in this Amendment, all of the terms and provisions of the Registration Rights Agreement, and the parties' respective rights thereunder, shall remain in full force and effect and shall be deemed to apply to this Amendment.

           IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.


                           CENTRAL PARKING CORPORATION


                           By:   /s/  Monroe J. Carell, Jr.
                              ----------------------------------------------
                              Name:  Monroe J. Carell, Jr.
                              Title: Chief Executive Officer

                           MONROE J. CARELL, JR.


                                 /s/  Monroe J. Carell, Jr.
                           -------------------------------------------------
                           THE CARELL CHILDREN'S TRUST

                           By: Equitable Trust Company, Successor Trustee
                                U/A Monroe Carell, Jr. dated 10/30/87


                           By:    /s/ M. Kirk Scobey, Jr.
                              ----------------------------------------------
                              Name:  M. Kirk Scobey, Jr.
                              Title: Executive Vice President

                           MONROE CARELL, JR. 1994 GRANTOR
                           RETAINED ANNUITY TRUST


                           By:    /s/  Monroe J. Carell, Jr.
                              ----------------------------------------------
                              Name:  Monroe Carell, Jr.
                              Title: Trustee U/A Monroe Carell, Jr.
                                     dated 9/22/94


                           MONROE CARELL, JR. 1995 GRANTOR
                           RETAINED ANNUITY TRUST


                           By:    /s/  Monroe J. Carell, Jr.
                              ----------------------------------------------
                               Name:  Monroe Carell, Jr.
                               Title: Trustee U/A Monroe Carell, Jr.
                                      dated 2/7/95

                           THE 1996 CARELL GRANDCHILDREN'S TRUST
                           F/B/O JULIA CLAIRE STADLER


                           By:   /s/ L. Glenn Worley
                              ----------------------------------------------
                              Name:  L. Glenn Worley
                              Title: Co-Trustee U/A Monroe Carell, Jr.
                                     dated 2/20/96


                           By:    /s/ Kathryn Carell Brown
                              ----------------------------------------------
                              Name:  Kathryn Carell Brown
                              Title: Co-Trustee U/A Monroe Carell, Jr.
                                     dated 2/20/96


                           By:    /s/ Julia Carell Stadler
                              ----------------------------------------------
                              Name:  Julia Carell Stadler
                              Title: Co-Trustee U/A Monroe Carell, Jr.
                                     dated 2/20/96


                           By:    /s/  Edith Carell Johnson
                              ----------------------------------------------
                              Name:  Edith Carell Johnson
                              Title: Co-Trustee U/A Monroe Carell, Jr.
                                     dated 2/20/96

                           THE 1996 CARELL GRANDCHILDREN'S TRUST
                           F/B/O CARELL ELIZABETH BROWN


                           By:   /s/ L. Glenn Worley
                              ----------------------------------------------
                              Name:  L. Glenn Worley
                              Title: Co-Trustee U/A Monroe Carell, Jr.
                                     dated 2/20/96


                              By:    /s/ Kathryn Carell Brown
                              ----------------------------------------------
                                 Name:  Kathryn Carell Brown
                                 Title: Co-Trustee U/A Monroe Carell, Jr.
                                        dated 2/20/96



                              By:    /s/ Julia Carell Stadler
                              ----------------------------------------------
                                 Name:  Julia Carell Stadler
                                 Title: Co-Trustee U/A Monroe Carell, Jr.
                                        dated 2/20/96


                              By:    /s/  Edith Carell Johnson
                              ----------------------------------------------
                                 Name:  Edith Carell Johnson
                                 Title: Co-Trustee U/A Monroe Carell, Jr.
                                        dated 2/20/96

                              THE 1996 CARELL GRANDCHILDREN'S TRUST
                              F/B/O DAVID NICHOLAS BROWN


                              By:   /s/ L. Glenn Worley
                              ----------------------------------------------
                                 Name:  L. Glenn Worley
                                 Title: Co-Trustee U/A Monroe Carell, Jr.
                                        dated 2/20/96


                              By:    /s/ Kathryn Carell Brown
                              ----------------------------------------------
                                 Name:  Kathryn Carell Brown
                                 Title: Co-Trustee U/A Monroe Carell, Jr.
                                        dated 2/20/96


                              By:    /s/ Julia Carell Stadler
                              ----------------------------------------------
                                 Name:  Julia Carell Stadler
                                 Title: Co-Trustee U/A Monroe Carell, Jr.
                                        dated 2/20/96

                              By:    /s/  Edith Carell Johnson
                              ----------------------------------------------
                                 Name:  Edith Carell Johnson
                                 Title: Co-Trustee U/A Monroe Carell, Jr.
                                        dated 2/20/96

                              THE 1996 CARELL GRANDCHILDREN'S TRUST F/B/O
                              WILLIAM CARELL JOHNSON


                              By:   /s/ L. Glenn Worley
                              ----------------------------------------------
                                 Name:  L. Glenn Worley
                                 Title: Co-Trustee U/A Monroe Carell, Jr.
                                        dated 2/20/96


                              By:    /s/ Kathryn Carell Brown
                              ----------------------------------------------
                                 Name:  Kathryn Carell Brown
                                 Title: Co-Trustee U/A Monroe Carell, Jr.
                                        dated 2/20/96



                              By:    /s/ Julia Carell Stadler
                              ----------------------------------------------
                                 Name:  Julia Carell Stadler
                                 Title: Co-Trustee U/A Monroe Carell, Jr.
                                        dated 2/20/96


                              By:    /s/  Edith Carell Johnson
                              ----------------------------------------------
                                 Name:  Edith Carell Johnson
                                 Title: Co-Trustee U/A Monroe Carell, Jr.
                                        dated 2/20/96

                              THE 1996 CARELL GRANDCHILDREN'S TRUST F/B/O
                              GEORGE MONROE STADLER


                              By:   /s/ L. Glenn Worley
                              ----------------------------------------------
                                 Name:  L. Glenn Worley
                                 Title: Co-Trustee U/A Monroe Carell, Jr.
                                        dated 2/20/96


                              By:    /s/ Kathryn Carell Brown
                              ----------------------------------------------
                                 Name:  Kathryn Carell Brown
                                 Title: Co-Trustee U/A Monroe Carell, Jr.
                                        dated 2/20/96


                              By:    /s/ Julia Carell Stadler
                              ----------------------------------------------
                                 Name:  Julia Carell Stadler
                                 Title: Co-Trustee U/A Monroe Carell, Jr.
                                        dated 2/20/96


                              By:    /s/  Edith Carell Johnson
                              ----------------------------------------------
                                 Name:  Edith Carell Johnson
                                 Title: Co-Trustee U/A Monroe Carell, Jr.
                                        dated 2/20/96

                              THE CARELL FAMILY GRANDCHILDREN 1990 TRUST
                              F/B/O JULIA CLAIRE STADLER

                              By:  Equitable Trust Company, Successor Trustee
                                 U/A Monroe Carell, Jr.  dated 12/26/90


                              By:    /s/ M. Kirk Scobey, Jr.
                              ----------------------------------------------
                                 Name:  M. Kirk Scobey, Jr.
                                 Title: Executive Vice President

                              THE CARELL FAMILY GRANDCHILDREN 1990 TRUST
                              F/B/O GEORGE MONROE STADLER

                              By: Equitable Trust Company, Successor Trustee U/A Monroe Carell, Jr. dated 12/26/90


                              By:    /s/ M. Kirk Scobey, Jr.
                              ----------------------------------------------
                                 Name:  M. Kirk Scobey, Jr.
                                 Title: Executive Vice President

                              THE CARELL FAMILY GRANDCHILDREN 1990 TRUST
                              F/B/O CARELL ELIZABETH BROWN

                              By: Equitable Trust Company, Successor Trustee U/A Monroe Carell, Jr. dated 12/26/90


                              By:    /s/ M. Kirk Scobey, Jr.
                              ----------------------------------------------
                                 Name:  M. Kirk Scobey, Jr.
                                 Title: Executive Vice President

                              THE CARELL FAMILY GRANDCHILDREN 1990 TRUST
                              F/B/O DAVID NICHOLAS BROWN

                              By:   Equitable Trust Company, Successor
                                    Trustee U/A Monroe Carell, Jr.
                                    dated 12/26/90


                              By:    /s/ M. Kirk Scobey, Jr.
                              ----------------------------------------------
                                 Name:  M. Kirk Scobey, Jr.
                                 Title: Executive Vice President

                              THE CARELL FAMILY GRANDCHILDREN 1990 TRUST
                              F/B/O WILLIAM CARELL JOHNSON

                              By: Equitable Trust Company, Successor Trustee U/A Monroe Carell, Jr. dated 12/26/90


                              By:    /s/ M. Kirk Scobey, Jr.
                              ----------------------------------------------
                                 Name:  M. Kirk Scobey, Jr.
                                 Title: Executive Vice President

                              THE CARELL FAMILY GRANDCHILDREN 1990 TRUST
                              F/B/O ANN SCOTT JOHNSON

                              By:   Equitable Trust Company, Successor
                                    Trustee U/A Monroe Carell, Jr.
                                    dated 12/26/90


                              By:    /s/ M. Kirk Scobey, Jr.
                              ----------------------------------------------
                                 Name:  M. Kirk Scobey, Jr.
                                 Title: Executive Vice President


                              THE MONROE CARELL, JR.  FOUNDATION


                              By:    /s/  Monroe J. Carell, Jr.
                              ----------------------------------------------
                                 Name:  Monroe J. Carell, Jr.
                                 Title: President

                              THE KATHRYN CARELL BROWN FOUNDATION


                              By:    /s/ Kathryn Carell Brown
                              ----------------------------------------------
                                 Name:  Kathryn Carell Brown
                                 Title: Chairman, Board of Trustees

                              THE EDITH CARELL JOHNSON FOUNDATION


                              By:    /s/  Edith Carell Johnson
                              ----------------------------------------------
                                 Name:  Edith Carell Johnson
                                 Title: Chairman, Board of Trustees

                              THE JULIA CARELL STADLER FOUNDATION



                              By:    /s/ Julia Carell Stadler
                              ----------------------------------------------
                                 Name:  Julia Carell Stadler
                                 Title: Chairman, Board of Trustees

                              1997 CARELL ELIZABETH BROWN TRUST


                              By:   /s/ L. Glenn Worley
                              ----------------------------------------------
                                 Name:  L. Glenn Worley
                                 Title: Trustee U/A Kathryn Carell Brown and
                                         David H. Brown dated 12/23/97


                              1997 DAVID NICHOLAS BROWN TRUST


                              By:   /s/ L. Glenn Worley
                              ----------------------------------------------
                                 Name:  L. Glenn Worley
                                 Title: Trustee U/A Kathryn Carell Brown and
                                        David H. Brown dated 12/23/97

                              1997 WILLIAM CARELL JOHNSON TRUST


                              By:   /s/ L. Glenn Worley
                              ----------------------------------------------
                                 Name:  L. Glenn Worley
                                 Title: Trustee U/A Edith Carell Johnson and
                                        David B. Johnson dated 12/23/97


                              1997 ANN SCOTT JOHNSON TRUST


                              By:   /s/ L. Glenn Worley
                              ----------------------------------------------
                                 Name:  L. Glenn Worley
                                 Title: Trustee U/A Edith Carell Johnson and
                                    David B. Johnson dated 12/23/97

                              1997 GEORGE MONROE STADLER TRUST


                              By:   /s/ L. Glenn Worley
                              ----------------------------------------------
                                 Name:  L. Glenn Worley
                                 Title: Trustee U/A Julia Carell Stadler and
                                    George B. Stadler dated 12/23/97

                              1997 JULIA CLAIRE STADLER TRUST


                              By:   /s/ L. Glenn Worley
                              ----------------------------------------------
                                 Name:  L. Glenn Worley
                                 Title: Trustee U/A Julia Carell Stadler and
                                        George B. Stadler dated 12/23/97

                              APOLLO REAL ESTATE INVESTMENT FUND II, L.P.

                              By:  Apollo Real Estate Advisors II, L.P.,
                                   its general partner

                              By:  Apollo Real Estate Capital Advisors II,
                                   Inc., its general partner


                              By:     /s/  William S. Benjamin
                              ----------------------------------------------
                                   Name:  William S. Benjamin
                                   Title: Vice President


                              AEW PARTNERS, L.P.


                              By:  AEW/L.P., its general partner

                              By:  AEW, Inc., its general partner


                              By:       /s/  Marc Davidson
                              ----------------------------------------------
                                   Name:  Marc Davidson
                                   Title: Vice President